Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended February 28, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$11,041,932
Unrealized Gain (Loss) on Market Value of Commodity Futures	2,174,977
Dividend Income	4,799
Interest Income	51
ETF Transaction Fees	1,050
Total Income (Loss)	$13,222,809

Expenses
Management Fees	$163,994
Professional Fees	14,311
Brokerage Commissions	11,955
Directors' Fees and insurance	4,072
SEC & FINRA Registration Expense	3,037
Total Expenses	$197,369
Net Income (Loss)	$13,025,440

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 2/1/22	$259,128,133
Additions (450,000 Shares)	22,245,639
Net Income (Loss)	13,025,440

Net Asset Value End of Month	$294,399,212
Net Asset Value Per Share (5,900,000 Shares)	$49.90

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended February 28, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$10,076,125
Unrealized Gain (Loss) on Market Value of Commodity Futures	(4,076,681)
Dividend Income	3,934
Interest Income	46
ETF Transaction Fees	700
Total Income (Loss)	$6,004,124

Expenses
Management Fees	$107,989
Professional Fees	20,162
Brokerage Commissions	9,926
Directors' Fees and insurance	4,677
SEC & FINRA Registration Expense	10,880
Total Expenses	$153,634
Net Income (Loss)	$5,850,490

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 2/1/22	$208,318,264
Additions (150,000 Shares)	4,076,045
Net Income (Loss)	5,850,490

Net Asset Value End of Month	$218,244,799
Net Asset Value Per Share (8,050,000 Shares)	$27.11

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended February 28, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$21,118,057
Unrealized Gain (Loss) on Market Value of Commodity Futures	(1,901,704)
Dividend Income	8,733
Interest Income	97
ETF Transaction Fees	1,750
Total Income (Loss)	$19,226,933

Expenses
Management Fees	$271,983
Professional Fees	34,473
Brokerage Commissions	21,881
Directors' Fees and insurance	8,749
SEC & FINRA Registration Expense	13,917
Total Expenses	$351,003
Net Income (Loss)	$18,875,930

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 2/1/22	$467,446,397
Additions (600,000 Shares)	26,321,684
Net Income (Loss)	18,875,930

Net Asset Value End of Month	$512,644,011

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596